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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
 October 16, 2007

Occam Networks, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33069	77-0442752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6868 Cortona Drive
Santa Barbara, California 93117
(Address of Principal Executive Offices, including Zip Code)

(805) 692-2900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02—Results of Operations and Financial Condition.

        The following information is intended to be furnished under Item 2.02 of Form 8-K, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

        On October 16, 2007, we issued a press release announcing that we are filing today with the Securities and Exchange Commission our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007 and June 30, 2007. These filings contain financial statements that were restated as a result of our audit committee's review, assisted by independent legal counsel and accounting experts, of our revenue recognition practices. With these filings, we will have filed with the Securities and Exchange Commission all required and delinquent periodic filings.

        As a result of the restatement, approximately $4.9 million of previously recorded revenue was deferred as of December 31, 2006, and our aggregate net losses for fiscal years 2004 through 2006 have increased by approximately $2.1 million from $20.9 million to $23.0 million. Details of the restatement may be found in our Annual Report on Form 10-K for fiscal year 2006 that we filed today.

        The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        We will hold an investor conference call on Wednesday, October 17, 2007 at 4:30 p.m. (Eastern)/1:30 p.m. (Pacific). Interested parties may call 1-800-311-9404 (for U.S. callers) or 1-334-323-7224 (for international callers) and tell the operator they are participating in the conference call for Occam Networks. A recording of the call will also be made available at Occam's website, www.occamnetworks.com, for 72 hours after the call is completed.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
99.1	Press Release dated October 16, 2007 of Occam Networks, Inc.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Occam Networks, Inc.
	By:	/s/ CHRISTOPHER B. FARRELL Christopher B. Farrell Chief Financial Officer
Date: October 16, 2007

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 16, 2007 of Occam Networks, Inc.

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QuickLinks

  Section 2—Financial Information
  Item 2.02—Results of Operations and Financial Condition.
  Section 9—Financial Statements and Exhibits
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX